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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            C U R R E N T R E P O R T


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) ______August 11, 1997______



                              CALIBER SYSTEM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                         0-10716                    34-1365496
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)




                     3925 Embassy Parkway, Akron, Ohio 44333
                     ---------------------------------------
                    (Address of principal executive offices)





Registrant's telephone number, including area code       (330) 665-5646
                                                   --------------------




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Caliber System, Inc. Form 8-K


                         INFORMATION REQUIRED IN REPORT

Item 5.  Other Events
---------------------

The Registrant's news releases dated August 11 and 13, 1997, copies of which are attached hereto, are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)    Exhibits.

       99.1      Caliber System, Inc. News Release dated August 11, 1997.

       99.2      Caliber System, Inc. News Release dated August 13, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 CALIBER SYSTEM, INC.
                                           ---------------------------------
                                                      REGISTRANT


Date: August 14, 1997                   By:  /s/ John E. Lynch
     ------------------------               -----------------------------------
                                             John E. Lynch, Jr.
                                             Vice President, General Counsel and
                                             Secretary




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                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

       99.1       Caliber System, Inc. News Release dated August 11, 1997.

       99.2       Caliber System, Inc. News Release dated August 13, 1997.